UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2023

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35570	20-2932652
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

100 Overlook Center, Suite 102 Princeton, New Jersey	08540
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 375-2227

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SONN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD.

On January 9, 2023, Sonnet BioTherapeutics Holdings, Inc. (the “Company”) issued a press release announcing a clinical collaboration agreement with Roche for the clinical evaluation of the Company’s SON-1010 with Roche’s atezolizumab in patients with platinum-resistant ovarian cancer (“PROC”). A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Other Events.

On January 9, 2023, the Company announced a clinical collaboration agreement with Roche for the clinical evaluation of the Company’s SON-1010 with Roche’s atezolizumab in patients with PROC. The Company intends to raise additional capital to help fund the clinical trial (“SB221”), which will commence during the second calendar quarter of 2023.

SB221 will be conducted to assess the safety and preliminary efficacy of SON-1010 in combination with Roche’s atezolizumab in patients with PROC. The companies would provide SON-1010 and atezolizumab, respectively, for use in the study. SB221 is a global Phase 1b/2a multicenter, dose-escalation and randomized proof-of-concept study to assess the safety, tolerability, pharmacokinetics, pharmacodynamics, and efficacy of SON-1010 administered subcutaneously, either alone or in combination with atezolizumab given intravenously. The study is designed in Part 1 to rapidly establish the maximum tolerated dose of the combination in patients with advanced solid tumors in small dose-escalation groups and to expand the dataset at the recommended Phase 2 dose. This would be followed in Part 2 by an assessment in patients with PROC of the potential for improved efficacy of the combination over SON-1010 alone or the standard of care.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press Release issued by Sonnet BioTherapeutics Holdings, Inc., dated January 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

Date: January 9, 2023	By:	/s/ Pankaj Mohan, Ph.D.
	Name:	Pankaj Mohan, Ph.D.
	Title:	Chief Executive Officer